UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

       The Annual Report to Stockholders is filed herewith.

       [GRAPHIC OF Salomon Brothers
       Variable Series Funds Inc]




   Annual
   Report
   2003
   DECEMBER 31, 2003


 . TOTAL RETURN FUND


                                   [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                                Table of Contents


LETTER FROM THE CHAIRMAN....................................  1

MANAGER OVERVIEW............................................  2

FUND PERFORMANCE............................................  5

SCHEDULE OF INVESTMENTS.....................................  6

STATEMENT OF ASSETS AND LIABILITIES......................... 12

STATEMENT OF OPERATIONS..................................... 13

STATEMENTS OF CHANGES IN NET ASSETS......................... 14

NOTES TO FINANCIAL STATEMENTS............................... 15

FINANCIAL HIGHLIGHTS........................................ 20

REPORT OF INDEPENDENT AUDITORS.............................. 22

ADDITIONAL INFORMATION...................................... 23

TAX INFORMATION............................................. 27

                                   [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                            Letter from the Chairman



[PHOTO]

R. Jay Gerken
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

DEAR SHAREHOLDER,

When the period began in January 2003, the domestic economy and stock market were dominated by uncertainty stemming from growing geopolitical tensions. By March of 2003, business and economic fundamentals began to show signs that the bear market for stocks that had dominated the previous three years was finally nearing an end. Bonds also performed well through the early summer in anticipation that interest rates would decrease.

As the year progressed, new federal tax legislation provided a significant near-term tax cut for consumers, businesses and investors while key interest rates continued to hover near record lows. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy. Signs that the U.S. economy was growing at a more robust pace than previously anticipated, however, exerted pressure on bond prices. Although they retreated in July, bond markets stabilized to an extent in the fall.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004

                                    [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                                Manager Overview

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund's/1/ Class I shares returned 15.92%. In comparison, the 50% S&P 500 Index/50% Citigroup Broad Investment Grade Bond Index/i /benchmark returned 16.44% (on a blended basis) for the same period. The fund also underperformed its Lipper flexible portfolio variable funds category average, which was 18.65% for the same period./2 /
                            PERFORMANCE OF THE FUND
                            AS OF DECEMBER 31, 2003
                                  (unaudited)

                                                            6 Months 12 Months

  Class I Shares                                              7.56%    15.92%

  50% S&P 500 Index/50% Citigroup BIG Index                   7.66%    16.44%

  S&P 500 Index                                              15.14%    28.67%

  Citigroup BIG Index                                         0.19%     4.20%

  Lipper Flexible Portfolio Variable Funds Category Average   9.44%    18.65%

 All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

 The performance returns set forth above do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Results of other share classes will vary.

 All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 87 funds for the six-month period and among the 86 funds for the 12-month period in the flexible portfolio variable funds category.


MARKET OVERVIEW

The year 2003 began on a positive note as investors' optimism had been rising in reaction to reports of the strengthening U.S. economy and continued robust consumer spending. Just several weeks into the year, however, this sentiment turned sour as investors' focus shifted toward geopolitical concerns, mostly centered on Iraq. As was the case during the first Gulf War, once the much-anticipated fighting started, the stock market began to climb steadily throughout the remainder of the year. The backdrop of this advance included a stimulative monetary stance by the Fed, a boost in consumer liquidity with record mortgage refinancings, solid productivity gains, and diminishing reports of corporate finance and governance scandals.

In the stock component of the portfolio, richly valued, lower-quality, more speculative issues advanced, mostly in the technology sector. We attempted to avoid getting caught in a momentum situation as investors, devoting less attention to fundamentals and valuations, flocked to these stocks in an effort to potentially participate in the

/1/The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.
/2/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 86 funds in the flexible portfolio variable funds category including the reinvestment of dividends and capital gains, if any.

market's advance. We adhered to our style of holding stock that we believed at the time to be reasonably priced with favorable growth prospects. Stocks overall performed well mostly due to investors' outlook for a healthier economy, which was partly justified by a pickup in manufacturing activity later in the year.

In the bond portfolio, during the year we continued to diversify the number of corporate bond issues and maintained a favorable view of the corporate bond market despite its much higher valuations. As of the period's close, the portfolio's duration was slightly short that of the benchmark as a defensive measure against rising interest rates. However, our strategy calls for potentially moving towards a more neutral position should economic growth not meet expectations.

FUND PERFORMANCE

In the equity component of the portfolio, its underweight position in the technology sector, which outperformed other sectors during the year, was a primary reason for the portfolio's slight underperformance relative to its benchmark. Another detractor from performance was the fund's overweight position in the consumer staples sector, which underperformed as investors rotated into higher-risk areas. Conversely, the portfolio's overweight exposure to the financials sector, which benefited from low interest rates and improving borrower credit quality, and the basic materials sector, which performed well as commodity prices strengthened, contributed to the portfolio's performance. In general, we focused on higher-quality stocks when more speculative issues outperformed. In terms of the larger holdings, stocks that performed well for us relative to the market included J.P. Morgan Chase & Co., as investors focused on rebounding earnings in the company's traditional banking and securities business, and Alcoa Inc., as the outlook for the industrial economy improved and demand expectations from China increased. Larger holdings that underperformed the overall market include IBM and Pfizer Inc. However, we held a view through the period's close that these issues were worth holding. Issues that we sold on valuation concerns included Hormel Foods and United Technologies Corp. Issues that we added to the portfolio that were considered to be reasonably valued included Microsoft Corp., American International Group, Inc. (the largest insurer in the U.S.) and Wal-Mart Stores, Inc.

We will continue to manage the portfolio seeking to generate above average income with capital appreciation by investing in a mix of stocks and bonds. On the stock side we remain committed to investing in large capitalization, high-quality growth companies selling at reasonable prices. On the bond side we will continue to buy mostly investment-grade corporate and government fixed-income securities.

Looking down the road, we remain optimistic about the overall market. We believe this year's upcoming Presidential election and the Fed's stimulative monetary stance bodes well for economic growth, corporate profits and stock prices.

Thank you for your investment in the Salomon Brothers Variable Total Return Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,
/s/ George J. Williamson

George J. Williamson
Executive Vice President

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten equity holdings as of this date were:
J.P. Morgan Chase & Co. (3.13%), Alcoa Inc. (2.69%), American International Group, Inc. (2.57%), News Corp. Ltd. preferred stock (2.42%), International Business Machines Corp. (2.31%), The Bank of New York Co., Inc. (2.29%), Pfizer Inc. (2.19%), Berkshire Hathaway Inc. (1.76%), Safeway Inc. (1.71%), General Electric Co. (1.63%). Please refer to pages 6 through 11 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

/i/The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

The following graph depicts the performance of the Total Return Fund -- Class I Shares versus the Citigroup Broad Investment Grade Bond Index, the S&P 500 Index and the 50% Citigroup Broad Investment Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for direct investment and are unmanaged. The comparison is shown for illustrative purposes only.

     HISTORICAL PERFORMANCE (unaudited)
     SALOMON BROTHERS VARIABLE TOTAL RETURN FUND -- Class I Shares Comparison of $10,000 Investment in the Fund with Citigroup Broad Investment Grade Bond Index, S&P 500 Index and 50% Citigroup Broad Investment Grade Bond and 50% S&P 500 Index

                                    [GRAPH]

                                                        50% Citigroup Broad
           Total Return   Citigroup Broad                Investment Grade
              Fund -      Investment Grade   S&P 500        Bond and 50%
          Class I Shares     Bond Index       Index        S&P 500 Index
          --------------  ----------------   --------   -------------------
 2/17/98     $10,000         $10,000         $10,000        $10,000
   12/98      10,583          10,741          12,177         11,459
   12/99      10,666          10,651          14,733         12,692
   12/00      11,509          11,886          13,388         12,637
   12/01      11,417          12,897          11,794         12,346
   12/02      10,633          14,198           9,186         11,692
12/31/03      12,325          14,794          11,820         13,307


    Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.


 Average Annual Total Returns+ (unaudited) d

                             Class I Class II
----------------------------------------------
Twelve Months Ended 12/31/03  15.92%     N/A
----------------------------------------------
Five Years Ended 12/31/03      3.09      N/A
----------------------------------------------
Inception* through 12/31/03    3.63    6.33%++
----------------------------------------------

 Cumulative Total Returns+ (unaudited)

Class I (Inception* through 12/31/03)  23.25%
---------------------------------------------
Class II (Inception* through 12/31/03)  6.33
---------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class I and II shares are February 17, 1998 and June 6, 2003, respectively.

         Schedule of Investments
         December 31, 2003



  Shares                          Security                           Value
------------------------------------------------------------------------------
COMMON STOCK -- 55.5%
Air Freight and Couriers -- 0.1%
     1,600    United Parcel Service, Inc., Class B Shares....... $     119,280
                                                                 -------------
Automobiles -- 0.1%
     3,174    DaimlerChrysler AG+...............................       146,702
                                                                 -------------
Banks -- 5.6%
     7,078    Bank of America Corp..............................       569,284
    63,700    The Bank of New York Co., Inc.....................     2,109,744
    23,400    FleetBoston Financial Corp........................     1,021,410
     5,600    Mercantile Bankshares Corp........................       255,248
     5,400    SunTrust Banks, Inc...............................       386,100
    29,000    Wachovia Corp.....................................     1,351,110
                                                                 -------------
                                                                     5,692,896
                                                                 -------------
Beverages -- 2.9%
    13,500    Anheuser-Busch Cos., Inc..........................       711,180
    19,200    The Coca-Cola Co..................................       974,400
    22,500    Coca-Cola Enterprises Inc.........................       492,075
    16,900    PepsiCo, Inc......................................       787,878
                                                                 -------------
                                                                     2,965,533
                                                                 -------------
Chemicals -- 0.1%
     2,283    Monsanto Co.......................................        65,705
                                                                 -------------
Communications Equipment -- 1.5%
   260,200    Lucent Technologies Inc. (a)......................       738,968
    54,800    Motorola, Inc.....................................       771,036
                                                                 -------------
                                                                     1,510,004
                                                                 -------------
Computers and Peripherals -- 3.7%
    34,919    Hewlett-Packard Co................................       802,089
    22,900    International Business Machines Corp..............     2,122,372
   179,800    Sun Microsystems, Inc. (a)........................       807,302
                                                                 -------------
                                                                     3,731,763
                                                                 -------------
Diversified Financials -- 5.1%
    20,700    American Express Co...............................       998,361
    78,500    J.P. Morgan Chase & Co............................     2,883,305
    22,800    Merrill Lynch & Co., Inc..........................     1,337,220
                                                                 -------------
                                                                     5,218,886
                                                                 -------------
Diversified Telecommunication Services -- 1.9%
    11,840    AT&T Corp.........................................       240,352
    14,700    SBC Communications Inc............................       383,229
    36,252    Verizon Communications Inc........................     1,271,720
                                                                 -------------
                                                                     1,895,301
                                                                 -------------
Electric Utilities -- 0.2%
     6,600    American Electric Power Co., Inc..................       201,366
                                                                 -------------
Energy Equipment and Services -- 1.7%
    26,600    Diamond Offshore Drilling, Inc.+..................       545,566
     7,100    Schlumberger Ltd..................................       388,512
    34,700    Transocean Inc. (a)...............................       833,147
                                                                 -------------
                                                                     1,767,225
                                                                 -------------
Food and Drug Retailing -- 2.4%
    46,500    The Kroger Co. (a)................................       860,715
    71,900    Safeway Inc. (a)..................................     1,575,329
                                                                 -------------
                                                                     2,436,044
                                                                 -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Shares                          Security                           Value
---------------------------------------------------------------------------------
Food Products -- 0.6%
     9,800    H.J. Heinz Co..................................... $     357,014
    13,900    Sara Lee Corp.....................................       301,769
                                                                 -------------
                                                                       658,783
                                                                 -------------
Healthcare Equipment and Supplies -- 0.4%
     3,900    Bausch & Lomb Inc.................................       202,410
     4,300    CIGNA Corp........................................       247,250
                                                                 -------------
                                                                       449,660
                                                                 -------------
Hotel, Restaurants and Leisure -- 0.6%
    24,400    McDonald's Corp...................................       605,852
                                                                 -------------
Household Products -- 1.6%
     5,800    Colgate-Palmolive Co..............................       290,290
     6,000    Kimberly-Clark Corp...............................       354,540
    10,300    The Procter & Gamble Co...........................     1,028,764
                                                                 -------------
                                                                     1,673,594
                                                                 -------------
Industrial Conglomerates -- 1.5%
    48,300    General Electric Co...............................     1,496,334
                                                                 -------------
Insurance -- 5.4%
    21,200    The Allstate Corp.................................       912,024
    35,700    American International Group, Inc.................     2,366,196
       575    Berkshire Hathaway Inc., Class B Shares (a).......     1,618,625
     5,600    The Chubb Corp....................................       381,360
    12,300    Horace Mann Educators Corp........................       171,831
                                                                 -------------
                                                                     5,450,036
                                                                 -------------
Leisure Equipment and Products -- 0.2%
     6,600    Eastman Kodak Co..................................       169,422
                                                                 -------------
Media -- 2.3%
    19,395    Comcast Corp., Class A Shares (a).................       637,514
    27,989    Hughes Electronics Corp. (a)......................       463,224
    21,875    Liberty Media Corp., Class A Shares (a)...........       260,094
    53,000    Time Warner Inc. (a)..............................       953,470
                                                                 -------------
                                                                     2,314,302
                                                                 -------------
Metals and Mining -- 2.4%
    65,100    Alcoa Inc.........................................     2,473,800
                                                                 -------------
Multiline Retail -- 2.3%
    26,800    Costco Wholesale Corp. (a)........................       996,424
    19,200    Federated Department Stores, Inc..................       904,896
     8,700    Wal-Mart Stores, Inc..............................       461,535
                                                                 -------------
                                                                     2,362,855
                                                                 -------------
Oil and Gas -- 1.0%
     3,800    Amerada Hess Corp.................................       202,046
     4,800    BP PLC, Sponsored ADR.............................       236,880
     8,800    Exxon Mobil Corp..................................       360,800
     4,200    Royal Dutch Petroleum Co., NY Shares..............       220,038
                                                                 -------------
                                                                     1,019,764
                                                                 -------------
Personal Products -- 1.1%
    29,000    The Gillette Co...................................     1,065,170
                                                                 -------------
Pharmaceuticals -- 7.1%
    31,400    Abbott Laboratories...............................     1,463,240
     6,800    Bristol-Myers Squibb Co...........................       194,480
    22,900    Johnson & Johnson.................................     1,183,014

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Shares                       Security                           Value
---------------------------------------------------------------------------
Pharmaceuticals -- 7.1% (continued)
    11,600 Merck & Co. Inc................................... $     535,920
    31,500 Novartis AG ADR...................................     1,445,535
    57,058 Pfizer Inc........................................     2,015,859
     8,500 Wyeth.............................................       360,825
                                                              -------------
                                                                  7,198,873
                                                              -------------
Road and Rail -- 0.4%
     7,000 Canadian National Railway Co......................       442,960
                                                              -------------
Semiconductor Equipment and Products -- 0.2%
     5,200 Intel Corp........................................       167,440
                                                              -------------
Software -- 1.4%
    50,200 Microsoft Corp....................................     1,382,508
                                                              -------------
Specialty Retail -- 1.2%
    33,800 The Home Depot, Inc...............................     1,199,562
                                                              -------------
Wireless Telecommunications Services -- 0.5%
    61,208 AT&T Wireless Services Inc. (a)...................       489,052
                                                              -------------
           TOTAL COMMON STOCK (Cost -- $55,924,256)..........    56,370,672
                                                              -------------

PREFERRED STOCK -- 2.2%
Media -- 2.2%
    73,731 The News Corp. Ltd., Sponsored ADR (Cost --
            $1,862,561)......................................     2,230,348
                                                              -------------

   Face
  Amount
-----------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 21.4%
           U.S. Treasury Notes:
$5,100,000  5.875% due 11/15/04 (b)+.........................     5,305,994
 1,825,000  4.375% due 5/15/07 (b)+..........................     1,933,146
 1,375,000  4.875% due 2/15/12+..............................     1,456,642
 1,600,000 U.S. Treasury Bonds, 5.375% due 2/15/31 (b)+......     1,669,064
           Federal Home Loan Mortgage Corporation (FHLMC):
   900,000  5.000% due 15 years (c)(d).......................       916,875
   900,000  5.500% due 15 years (c)(d).......................       932,625
 1,000,000  6.000% due 30 years (c)(d).......................     1,033,438
           Federal National Mortgage Association (FNMA):
   850,000  5.500% due 2/15/06+..............................       910,421
   450,000  6.250% due 2/1/11................................       498,173
    12,657  7.000% due 7/1/15................................        13,543
   412,784  6.500% due 6/1/28................................       432,341
   112,943  6.500% due 7/1/28................................       118,294
    30,780  7.000% due 2/1/29................................        32,654
    86,976  8.000% due 1/1/31................................        94,063
    22,395  7.500% due 3/1/31................................        23,940
 2,000,000  5.500% due 30 years (c)(d).......................     2,026,250
   825,000  6.000% due 30 years (c)(d).......................       852,844
 2,547,000  6.500% due 30 years (c)(d).......................     2,664,004
   760,000  7.000% due 30 years (c)(d).......................       804,887
                                                              -------------
           TOTAL U.S. GOVERNMENT AGENCIES AND
           OBLIGATIONS (Cost -- $21,061,887).................    21,719,198
                                                              -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                           Value
-------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 9.5%
Agriculture -- 0.2%
$175,000 Universal Corp., Notes, 5.200% due 10/15/13....... $     174,773
                                                            -------------
Auto Parts and Equipments -- 0.3%
 150,000 Johnson Controls Inc., Notes, 5.000% due 11/15/06.       159,894
 150,000 Lear Corp., Series B, 8.110% due 5/15/09..........       177,187
                                                            -------------
                                                                  337,081
                                                            -------------
Banks -- 0.3%
 250,000 Standard Chartered Bank, 8.000% due 5/30/31 (e)...       303,032
                                                            -------------
Building Material -- 0.2%
 150,000 Masco Corp., Bonds, 6.500% due 8/15/32............       157,956
                                                            -------------
Chemicals -- 0.2%
 175,000 Potash Corp. of Saskatchewan Inc., Notes, 4.875%
          due 3/1/13.......................................       171,349
                                                            -------------
Diversified Financial Services -- 3.3%
 150,000 Capital One Bank, Notes, 5.750% due 9/15/10.......       158,895
 225,000 CIT Group Inc., Sr. Notes, 7.750% due 4/2/12......       266,241
 250,000 Countrywide Home Loans, Inc., 5.625% due 5/15/07..       270,107
 250,000 Credit Suisse First Boston USA Inc., Notes,
          4.625% due 1/15/08...............................       260,489
 140,000 Ford Motor Credit Co., Notes, 7.875% due 6/15/10..       156,631
 250,000 General Electric Capital Corp., Notes, 5.000% due
          6/15/07..........................................       266,497
 135,000 General Motors Acceptance Corp., Notes, 6.875%
          due 9/15/11......................................       145,630
 200,000 Household Finance Corp., Notes, 8.000% due 7/15/10       239,830
 250,000 International Lease Finance Corp., Notes, 6.375%
          due 3/15/09......................................       275,713
 250,000 Lehman Brothers Holdings, Notes, 7.000% due 2/1/08       282,613
 250,000 Morgan Stanley, Notes, 6.600% due 4/1/12..........       279,659
 250,000 SLM Corp., Notes, 1.370% due 9/15/06..............       250,464
 150,000 Textron Financial Corp., Notes, 2.750% due 6/1/06.       149,777
 250,000 Washington Mutual Financial Corp., Sr. Notes,
          6.875% due 5/15/11...............................       287,442
                                                            -------------
                                                                3,289,988
                                                            -------------
Electric -- 0.3%
 150,000 Appalachian Power Co., Bonds, Series H, 5.950%
          due 5/15/33......................................       144,285
 150,000 Dominion Resources, Inc., Sr. Notes, 6.250% due
          6/30/12..........................................       163,017
                                                            -------------
                                                                  307,302
                                                            -------------
Food -- 0.3%
 175,000 Kellogg Co., Notes, Series B, 6.600% due 4/1/11...       196,407
 125,000 Safeway Inc., Debentures, Series B, 7.250% due
          2/1/31...........................................       137,629
                                                            -------------
                                                                  334,036
                                                            -------------
Forest Products and Paper -- 0.2%
 175,000 Domtar, Inc., Notes, 5.375% due 12/1/13...........       173,560
                                                            -------------
Healthcare Services -- 0.2%
 175,000 WellPoint Health Network Inc., Notes, 6.375% due
          6/15/06..........................................       190,915
                                                            -------------
Insurance -- 0.2%
 175,000 Unitrin Inc., Sr. Notes, 4.875% due 11/1/10.......       176,849
                                                            -------------
Media and Telecommunications -- 0.7%
 150,000 Comcast Cable Communication Holdings, 8.375% due
          3/15/13..........................................       183,901
 150,000 Cox Communications, Inc., Notes, 7.750% due
          11/1/10..........................................       178,932
 125,000 Time Warner Inc., 7.625% due 4/15/31..............       144,759
 150,000 Viacom Inc., 6.625% due 5/15/11...................       170,539
                                                            -------------
                                                                  678,131
                                                            -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                           Value
-------------------------------------------------------------------------
Mining -- 0.3%
$150,000 Noranda, Inc., Sr. Notes, 7.250% due 7/15/12...... $     168,180
 175,000 WMC Finance USA, 5.125% due 5/15/13...............       172,840
                                                            -------------
                                                                  341,020
                                                            -------------
Miscellaneous Manufacturer -- 0.2%
 225,000 Honeywell International Inc., Notes, 6.875% due
          10/3/05..........................................       244,620
                                                            -------------
Oil and Gas -- 0.8%
 175,000 Burlington Resources Financial Co., 6.500% due
          12/1/11..........................................       195,749
 225,000 Conoco Inc., Sr. Notes, 6.950% due 4/15/29........       255,966
 150,000 Devon Financing Corp. ULC, 6.875% due 9/30/11+....       170,348
 175,000 Valero Energy Corp., Notes, 7.500% due 4/15/32....       195,641
                                                            -------------
                                                                  817,704
                                                            -------------
Pharmaceuticals -- 0.2%
 225,000 Wyeth, Notes, 5.500% due 3/15/13..................       229,452
                                                            -------------
Real Estate Investment Trust -- 0.3%
 100,000 Boston Properties Inc., Sr. Notes, 6.250% due
          1/15/13..........................................       107,490
 175,000 EOP Operating Partnership LP, Sr. Notes, 6.750%
          due 2/15/08......................................       194,834
                                                            -------------
                                                                  302,324
                                                            -------------
Savings and Loans -- 0.5%
 175,000 Astoria Financial Corp., Notes, 5.750% due
          10/15/12.........................................       178,235
 175,000 Greenpoint Financial Community Bank, Sr. Notes,
          3.200% due 6/6/08................................       169,328
 150,000 Independence Community Bank Corp., Notes, 3.500%
          due 6/20/13......................................       144,913
                                                            -------------
                                                                  492,476
                                                            -------------
Telecommunications -- 0.7%
 125,000 AT&T Wireless Services Inc., Sr. Notes, 8.750%
          due 3/1/31.......................................       154,774
 175,000 Deutsche Telekom International Financial B.V.,
          5.250% due 7/22/13...............................       177,184
 150,000 Sprint Capital Corp., Notes, 8.375% due 3/15/12...       175,524
 225,000 Verizon Pennsylvania, Notes, Series A, 5.650% due
          11/15/11.........................................       236,435
                                                            -------------
                                                                  743,917
                                                            -------------
Water -- 0.1%
 150,000 United Utilities PLC, Bonds, 4.550% due 6/19/18...       134,051
                                                            -------------
         TOTAL CORPORATE BONDS AND NOTES (Cost --
         $9,343,274).......................................     9,600,536
                                                            -------------
SOVEREIGN BONDS -- 0.6%
 250,000 Province of Ontario, Notes, 3.282% due 3/28/08....       247,624
 325,000 Region of Lombardy, Notes, 5.804% due 10/25/32....       334,302
                                                            -------------
         TOTAL SOVEREIGN BONDS (Cost -- $575,255)..........       581,926
                                                            -------------
ASSET-BACKED SECURITIES -- 1.4%
 625,000 Capital One Master Trust, Series 2001-5, Class A,
          5.300% due 6/15/09 (b)...........................       665,234
 500,000 Household Automotive Trust, Series 2003-1, Class
          A3, 1.730% due 12/17/07..........................       496,082
 250,000 Prime Credit Card Master Trust, Series 2000-1,
          Class A, 6.700% due 10/15/09.....................       267,342
  33,206 Soundview Home Equity Loan Trust, Series 2000-1,
          Class AIF, 8.640% due 5/25/30....................        34,955
                                                            -------------
         TOTAL ASSET-BACKED SECURITIES (Cost -- $1,442,966)     1,463,613
                                                            -------------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


   Face
  Amount                       Security                           Value
---------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.4%
$9,525,000 Merrill Lynch & Co., Inc., 0.820% due 1/2/04;
            Proceeds at maturity -- $9,525,433; (Fully
            collateralized by U.S. Treasury Bonds, 5.250% to
            8.125% due 8/15/19 to 2/15/29; Market value --
            $9,715,500) (Cost -- $9,525,000)................. $   9,525,000
                                                              -------------
           TOTAL INVESTMENTS -- 100.0% (Cost -- $99,735,199*) $ 101,491,293
                                                              =============

--------
(a) Non-income producing security.
(b) Securities with an aggregate market value of $9,573,438 are segregated for to-be-announced securities.
(c) Security acquired under mortgage dollar roll agreement (See Note 6).
(d) Security is issued on a to-be-announced basis (See Note 5).
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
+  All or a portion of this security is on loan (See Note 7).
*  Aggregate cost for Federal income tax purposes is $99,736,336.


Loaned Securities Collateral
December 31, 2003


   Face
  Amount                        Security                          Value
--------------------------------------------------------------------------
$12,357,759 State Street Navigator Securities Lending Trust
             Prime Portfolio (Cost -- $12,357,759)............ $12,357,759
                                                               ===========

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2003


ASSETS:
  Investments, at value (Cost -- $99,735,199)........................... $101,491,293
  Loaned securities collateral, at value (Cost -- $12,357,759) (Note 7).   12,357,759
  Dividends and interest receivable.....................................      356,747
                                                                         ------------
  Total Assets..........................................................  114,205,799
                                                                         ------------
LIABILITIES:
  Payable for loaned securities collateral (Note 7).....................   12,357,759
  Payable for securities purchased......................................    9,200,336
  Payable for Fund shares reacquired....................................      280,781
  Bank overdraft........................................................      170,273
  Management fee payable................................................       60,319
  Administration fee payable............................................        3,829
  Distribution plan fees payable........................................           83
  Accrued expenses......................................................       60,042
                                                                         ------------
  Total Liabilities.....................................................   22,133,422
                                                                         ------------
Total Net Assets........................................................ $ 92,072,377
                                                                         ============
NET ASSETS:
  Par value of capital shares........................................... $      8,563
  Capital paid in excess of par value...................................   90,131,132
  Undistributed net investment income...................................       20,612
  Accumulated net realized gain from investment transactions............      155,976
  Net unrealized appreciation of investments............................    1,756,094
                                                                         ------------
Total Net Assets........................................................ $ 92,072,377
                                                                         ============
Shares Outstanding:
  Class I...............................................................    8,368,197
                                                                         ============
  Class II..............................................................      195,140
                                                                         ============
Net Asset Value:
  Class I (and redemption price)........................................       $10.75
                                                                         ============
  Class II (and redemption price).......................................       $10.87
                                                                         ============

                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2003


INVESTMENT INCOME:
  Interest....................................................................... $ 1,327,168
  Dividends......................................................................     886,219
  Less: Foreign withholding tax..................................................      (8,750)
                                                                                  -----------
  Total Investment Income........................................................   2,204,637
                                                                                  -----------
EXPENSES:
  Management fee (Note 2)........................................................     678,380
  Shareholder communications (Note 9)............................................      50,500
  Audit and legal................................................................      43,473
  Administration fee (Note 2)....................................................      42,399
  Custody........................................................................      23,006
  Directors' fees................................................................      10,901
  Distribution plan fees (Note 9)................................................       1,148
  Amortization of deferred organization costs....................................         811
  Shareholder servicing fees (Note 9)............................................         250
  Other..........................................................................       9,393
                                                                                  -----------
  Total Expenses.................................................................     860,261
  Less: Management fee waiver (Note 2)...........................................     (11,967)
                                                                                  -----------
  Net Expenses...................................................................     848,294
                                                                                  -----------
Net Investment Income............................................................   1,356,343
                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Investment Transactions (excluding short-term investments):
   Proceeds from sales...........................................................  24,436,030
   Cost of securities sold.......................................................  22,680,982
                                                                                  -----------
  Net Realized Gain..............................................................   1,755,048
                                                                                  -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year.............................................................  (7,835,680)
   End of year...................................................................   1,756,094
                                                                                  -----------
  Increase in Net Unrealized Appreciation........................................   9,591,774
                                                                                  -----------
Net Gain on Investments..........................................................  11,346,822
                                                                                  -----------
Increase in Net Assets From Operations........................................... $12,703,165
                                                                                  ===========

                      See Notes to Financial Statements.

         Statements of Changes in Net Assets
         For the Years Ended December 31,

                                                                      2003          2002
                                                                  ------------  ------------
OPERATIONS:
 Net investment income........................................... $  1,356,343  $  1,288,070
 Net realized gain...............................................    1,755,048       126,602
 Increase (decrease) in net unrealized appreciation..............    9,591,774    (7,962,059)
                                                                  ------------  ------------
 Increase (Decrease) in Net Assets From Operations...............   12,703,165    (6,547,387)
                                                                  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 10):
 Net investment income...........................................   (1,378,328)   (1,248,451)
 Net realized gains..............................................   (1,069,143)           --
                                                                  ------------  ------------
 Decrease in Net Assets From Distributions to Shareholders.......   (2,447,471)   (1,248,451)
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 11):
 Net proceeds from sale of shares................................   12,460,871    63,632,707
 Net asset value of shares issued for reinvestment of dividends..    2,447,471     1,248,451
 Cost of shares reacquired.......................................  (15,067,823)  (12,995,592)
                                                                  ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share Transactions..     (159,481)   51,885,566
                                                                  ------------  ------------
Increase in Net Assets...........................................   10,096,213    44,089,728
NET ASSETS:
 Beginning of year...............................................   81,976,164    37,886,436
                                                                  ------------  ------------
 End of year*.................................................... $ 92,072,377  $ 81,976,164
                                                                  ============  ============
* Includes undistributed net investment income of:...............      $20,612       $58,781
                                                                  ============  ============

                      See Notes to Financial Statements.

         Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc ("Company"); its primary investment objective is to obtain above-average income (as compared to a fund entirely invested in equity securities). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment funds: Salomon Brothers Variable All Cap Fund (formerly known as Salomon Brothers Variable Capital Fund), Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund and Salomon Brothers Variable Large Cap Growth Fund. The financial statements and financial highlights for the other investment funds are presented in separate shareholder reports. The Fund and each of the investment funds of the Company are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles ("GAAP") and are as follows: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income of $31,600 was reclassified to paid-in capital. Net investment income, net realized gain and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; (k) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2003, the Fund's Class I and II shares had voluntary expense limitations in place of 1.00% and 1.25%, respectively, resulting in waived management fees totaling $11,967. These expense limitations can be terminated at any time by SBAM.

         Notes to Financial Statements
         (continued)


Effective January 24, 2003, the Fund entered into a new administration agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. As compensation for its services, the Fund pays SBFM a fee calculated at an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Prior to January 24, 2003, SBAM served as administrator to the Fund. As compensation for its services, the Fund paid SBAM a fee calculated at an annual rate of 0.05% of the Fund's average daily net assets. This fee was calculated daily and paid monthly. SBAM had delegated its responsibilities as administrator to SBFM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

For the year ended December 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

 Purchases:
    U.S. government agencies & obligations........................ $12,121,296
    Other investment securities...................................  15,253,348
                                                                   -----------
                                                                   $27,374,644
                                                                   ===========
 Sales:
    U.S. government agencies & obligations........................ $16,534,846
    Other investment securities...................................   7,901,184
                                                                   -----------
                                                                   $24,436,030
                                                                   ===========

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

 Gross unrealized appreciation.................................... $ 6,549,198
 Gross unrealized depreciation....................................  (4,794,241)
                                                                   -----------
 Net unrealized appreciation...................................... $ 1,754,957
                                                                   ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

         Notes to Financial Statements
         (continued)


5. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2003, the Fund held TBA securities with a total cost of $9,017,025.

6. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities. At December 31, 2003, the Fund had outstanding net contracts to repurchase mortgage-backed securities of $9,200,336 for a scheduled settlement of January 14, 2004 and January 20, 2004. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2003 was approximately $6,057,291.

7. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund had loaned securities having a market value of $12,119,870. The Fund received cash collateral amounting to $12,357,759 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2003 was $15,625.

8. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2003, the commitment fee allocated to the Fund was $2,458. Since the line of credit was established there have been no borrowings.

         Notes to Financial Statements
         (continued)


9. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at an annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly were $1,148, for Class II shares.

For the year ended December 31, 2003, total Shareholder Servicing Fees were as follows:

                                             Class I Class II
                                             ------- --------
                  Shareholder Servicing Fees  $247      $3
                                              ====      ==

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                                 Class I Class II
                                                 ------- --------
              Shareholder Communication Expenses $50,198   $302
                                                 =======   ====

10. Distributions Paid to Shareholders by Class

                                      Year Ended        Year Ended
                                   December 31, 2003 December 31, 2002
         -                         ----------------- -----------------
         Class I
            Net investment income.    $1,372,789        $1,248,451
            Net realized gains....     1,044,565                --
                                      ----------        ----------
            Total.................    $2,417,354        $1,248,451
                                      ==========        ==========
         Class II
            Net investment income.    $    5,539                --
            Net realized gains....        24,578                --
                                      ----------        ----------
            Total.................    $   30,117                --
                                      ==========        ==========

11. Capital Stock

At December 31, 2003, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares were as follows:

                                                      Year Ended                Year Ended
                                                  December 31, 2003*         December 31, 2002
                                               ------------------------  ------------------------
                                                 Shares       Amount       Shares       Amount
                                               ----------  ------------  ----------  ------------
Class I
   Shares sold................................  1,048,657  $ 10,370,738   6,143,415  $ 63,632,707
   Shares issued on reinvestment of dividends.    225,616     2,417,354     131,650     1,248,451
   Shares reacquired.......................... (1,506,670)  (14,993,707) (1,321,807)  (12,995,592)
                                               ----------  ------------  ----------  ------------
   Net Increase (Decrease)....................   (232,397) $ (2,205,615)  4,953,258  $ 51,885,566
                                               ==========  ============  ==========  ============
Class II
   Shares sold................................    199,396  $  2,090,133          --            --
   Shares issued on reinvestment of dividends.      2,776        30,117          --            --
   Shares reacquired..........................     (7,032)      (74,116)         --            --
                                               ----------  ------------  ----------  ------------
   Net Increase...............................    195,140  $  2,046,134          --            --
                                               ==========  ============  ==========  ============

--------
*For Class II shares, transactions are for the period June 6, 2003 (inception date) to December 31, 2003.

         Notes to Financial Statements
         (continued)


12. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                           2003        2002
                                                        ---------- -----------
Undistributed ordinary income.......................... $   25,604 $    58,781
                                                        ========== ===========
Accumulated capital gains (losses)..................... $  152,121 $  (513,376)
                                                        ========== ===========
Unrealized appreciation (depreciation)................. $1,754,957 $(7,836,817)
                                                        ========== ===========

For the years ended December 31, 2003 and December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31 was:

                                                           2003       2002
                                                        ---------- ----------
Ordinary income........................................ $1,479,554 $1,248,451
Long-term capital gains................................    967,917         --
                                                        ---------- ----------
Total.................................................. $2,447,471 $1,248,451
                                                        ========== ==========

13. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is PFPC Inc., which is not affiliated with CAM.

          Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                                          Class I Shares
                                                          ---------------------------------------------
                                                            2003    2002(1)    2001      2000     1999
                                                          -----------------------------------------------
Net Asset Value, Beginning of Year.......................  $ 9.53   $10.39    $10.70    $10.23   $10.40
                                                          -------  -------   -------   -------  -------
Income (Loss) From Operations:
  Net investment income (2)..............................    0.17     0.19      0.22      0.34     0.24
  Net realized and unrealized gain (loss)................    1.35    (0.90)    (0.31)     0.47    (0.16)
                                                          -------  -------   -------   -------  -------
Total Income (Loss) From Operations......................    1.52    (0.71)    (0.09)     0.81     0.08
                                                          -------  -------   -------   -------  -------
Less Distributions From:
  Net investment income..................................   (0.17)   (0.15)    (0.22)    (0.34)   (0.24)
  Net realized gains.....................................   (0.13)      --        --        --    (0.00)*
  Capital................................................      --       --        --        --    (0.01)
                                                          -------  -------   -------   -------  -------
Total Distributions......................................   (0.30)   (0.15)    (0.22)    (0.34)   (0.25)
                                                          -------  -------   -------   -------  -------
Net Asset Value, End of Year.............................  $10.75   $ 9.53    $10.39    $10.70   $10.23
                                                          =======  =======   =======   =======  =======
Total Return (3).........................................   15.92%   (6.87)%   (0.80)%    7.90%    0.78%
Net Assets, End of Year (000s)........................... $89,950  $81,976   $37,886   $25,600  $17,584
Ratios to Average Net Assets:
  Expenses (2)(4)........................................    1.00%    1.00%     1.01%     1.00%    1.00%
  Net investment income..................................    1.60     1.94      2.43      3.84     3.50
Portfolio Turnover Rate..................................      30%      16%       23%       34%      63%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) SBAM has waived all or a part of its management fees for the five years ended December 31, 2003. If such fees were not waived or expenses not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been as follows:

                                                    Expense Ratio (including
                                   Decrease to         interest) Without
                              Net Investment Income    Fee Waivers and/or
                                    Per Share        Expense Reimbursement
                              --------------------- ------------------------
    2003.....................         $0.00*                  1.01%
    2002.....................          0.00*                  1.01
    2001.....................          0.01                   1.15
    2000.....................          0.03                   1.34
    1999.....................          0.05                   1.65

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.

         Financial Highlights
         (continued)

For a share of each class of capital stock outstanding throughout the period ended December 31:

                                                   Class II Shares
                                                   ---------------
                                                       2003(1)
                                                   ---------------
              Net Asset Value, Beginning of Period     $ 10.37
                                                       -------
              Income From Operations:
                Net investment income (2).........        0.03
                Net realized and unrealized gain..        0.63
                                                       -------
              Total Income From Operations........        0.66
                                                       -------
              Less Distributions From:
                Net investment income.............       (0.03)
                Net realized gains................       (0.13)
                                                       -------
              Total Distributions.................       (0.16)
                                                       -------
              Net Asset Value, End of Period......     $ 10.87
                                                       =======
              Total Return (3)++..................        6.33%
              Net Assets, End of Period (000s)....      $2,122
              Ratios to Average Net Assets+:
                Expenses (2)(4)...................        1.25%
                Net investment income.............        1.25
              Portfolio Turnover Rate.............          30%

--------
(1) For the period June 6, 2003 (inception date) to December 31, 2003.
(2) SBAM has waived all or a part of its management fees for the period ended December 31, 2003. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been less than $0.00* and 1.29%, respectively.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
*  Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

          Report of Independent Auditors

To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds
Inc) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 17, 2004

         Additional Information
         (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                              Number of
                                                                          Principal         Portfolios in
                                                  Term of Office*       Occupation(s)       Fund Complex        Other
                                 Position(s) Held  and Length of         During Past         Overseen by  Board Memberships
Name, Address and Age              with Company     Time Served          Five Years           Director    Held by Director
---------------------            ---------------- --------------- ------------------------- ------------- -----------------
Non-Interested Directors:
Carol L. Colman                      Director          Since      President, Colman              35             None
Colman Consulting Co.                                  1998       Consulting Co.
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel P. Cronin                     Director          Since      Associate General              32             None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 58

Leslie H. Gelb                       Director          Since      President Emeritus and         32       Director of two
The Council on Foreign Relations                       2002       Senior Board Fellow, The                registered
58 East 68th Street                                               Council on Foreign                      investment
New York, NY 10021                                                Relations; formerly,                    companies advised
Age 66                                                            Columnist, Deputy                       by Advantage
                                                                  Editorial Page Editor,                  Advisers, Inc.
                                                                  Op-Ed Page, The New                     ("Advantage")
                                                                  York Times

William R. Hutchinson                Director          Since      President, WR                  42       Director,
535 N. Michigan                                        2003       Hutchinson & Associates,                Associated
Suite 1012                                                        Inc. (consultant);                      Banc-Corp
Chicago, IL 60611                                                 Group Vice President,
Age 61                                                            Mergers & Acquisitions,
                                                                  BP p.l.c.

Dr. Riordan Roett                    Director          Since      Professor and Director,        32       Director of The
The Johns Hopkins University                           2002       Latin American Studies                  Latin America
1740 Massachusetts Ave. NW                                        Program, Paul H. Nitze                  Equity Fund, Inc.
Washington, DC 20036                                              School of Advanced
Age 66                                                            International Studies,
                                                                  The Johns Hopkins
                                                                  University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker Professor      32       Director of two
Tufts University--                                     2002       of Commercial Law and                   registered
The Fletcher School of Law &                                      formerly Dean, The                      investment
Diplomacy                                                         Fletcher School of Law &                companies advised
160 Packard Avenue                                                Diplomacy, Tufts                        by Advantage
Medford, MA 02155                                                 University
Age 66

         Additional Information
         (unaudited) (continued)

                                                                                         Number of
                                                                    Principal          Portfolios in
                                            Term of Office*       Occupation(s)        Fund Complex        Other
                           Position(s) Held  and Length of         During Past          Overseen by  Board Memberships
Name, Address and Age        with Company     Time Served          Five Years            Director    Held by Director
---------------------      ---------------- --------------- -------------------------- ------------- -----------------
Interested Director:
R. Jay Gerken, CFA**       Chairman,             Since      Managing Director of            221            None
Citigroup Asset Management President and         2002       Citigroup Global Markets
("CAM")                    Chief Executive                  Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor Officer                          President and Chief
New York, NY 10022                                          Executive Officer of
Age 52                                                      Smith Barney Fund
                                                            Management LLC
                                                            ("SBFM"), Travelers
                                                            Investment Adviser, Inc
                                                            ("TIA") and Citi Fund
                                                            Management Inc.
                                                            ("CFM"); President and
                                                            Chief Executive Officer of
                                                            certain mutual funds
                                                            associated with Citigroup
                                                            Inc. ("Citigroup");
                                                            formerly, Portfolio
                                                            Manager of Smith Barney
                                                            Allocation Series Inc.
                                                            (from 1996 to 2001) and
                                                            Smith Barney Growth
                                                            and Income Fund (from
                                                            1996 to 2000)

Officers:
Andrew B. Shoup            Treasurer***          Since      Director of CAM; Senior         N/A            N/A
CAM                                              2004       Vice President and Chief
125 Broad Street                                            Administrative Officer of
10th Floor                 Senior Vice           Since      mutual funds associated
New York, NY 10004         President and         2003       with Citigroup; Treasurer
Age 47                     Chief                            of certain mutual funds
                           Administrative                   associated with Citigroup;
                           Officer                          Head of International
                                                            Funds Administration of
                                                            CAM (from 2001 to
                                                            2003); Director of Global
                                                            Funds Administration of
                                                            CAM (from 2000 to
                                                            2001); Head of U.S.
                                                            Citibank Funds
                                                            Administration of CAM
                                                            (from 1998 to 2000)

Alan J. Blake              Executive Vice        Since      Managing Director of            N/A            N/A
CAM                        President             2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                  Management Inc
New York, NY 10022                                          ("SBAM")
Age 53

         Additional Information
         (unaudited) (continued)

                                                                                   Number of
                                                                 Principal       Portfolios in
                                            Term of Office*    Occupation(s)     Fund Complex        Other
                           Position(s) Held  and Length of      During Past       Overseen by  Board Memberships
Name, Address and Age        with Company     Time Served       Five Years         Director    Held by Director
---------------------      ---------------- --------------- -------------------- ------------- -----------------
James E. Craige, CFA        Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John B. Cunningham          Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39

John G. Goode               Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 59

Peter J. Hable              Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            2002       SBAM
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 45

Roger M. Lavan, CFA         Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 40

Beth A. Semmel, CFA         Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Peter J. Wilby, CFA         Executive Vice       Since      Managing Director of      N/A             N/A
CAM                         President            1995       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 45

         Additional Information
         (unaudited) (continued)

                                                                                           Number of
                                                                      Principal          Portfolios in
                                              Term of Office*       Occupation(s)        Fund Complex        Other
                             Position(s) Held  and Length of         During Past          Overseen by  Board Memberships
Name, Address and Age          with Company     Time Served          Five Years            Director    Held by Director
---------------------        ---------------- --------------- -------------------------- ------------- -----------------
George J. Williamson          Executive Vice       Since      Managing Director of            N/A             N/A
CAM                           President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 69

Andrew Beagley                Vice President       Since      Director of CGM (since          N/A             N/A
CAM                           and Chief            2002       2000); Director of
399 Park Avenue, 4th Floor    Anti-Money                      Compliance, North
New York, NY 10022            Laundering                      America, CAM (since
Age 40                        Compliance                      2000); Chief Anti-Money
                              Officer                         Laundering Compliance
                                                              Officer and Vice
                                                              President of certain
                                                              mutual funds associated
                                                              with Citigroup; Director
                                                              of Compliance, Europe,
                                                              the Middle East and
                                                              Africa, CAM (from 1999
                                                              to 2000); Compliance
                                                              Officer, Salomon Brothers
                                                              Asset Management
                                                              Limited, Smith Barney
                                                              Global Capital
                                                              Management Inc.,
                                                              Salomon Brothers Asset
                                                              Management Asia Pacific
                                                              Limited (from 1997 to
                                                              1999)

Frances M. Guggino            Controller           Since      Vice President of CGM;          N/A             N/A
CAM                                                2002       Controller of certain
125 Broad Street, 10th Floor                                  mutual funds associated
New York, NY 10004                                            with Citigroup
Age 45

Robert I. Frenkel             Secretary            Since      Managing Director and           N/A             N/A
CAM                           and Chief            2003       General Counsel of
300 First Stamford Place      Legal Officer                   Global Mutual Funds for
4th Floor                                                     CAM and its predecessor
Stamford, CT 06902                                            (since 1994); Secretary of
Age 48                                                        CFM; Secretary and Chief
                                                              Legal Officer of mutual
                                                              funds associated with
                                                              Citigroup

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***As of January 20, 2004.

         Tax Information
         (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:

    . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 55.46%.

    .  Total long-term capital gain distributions paid of $967,917.

A total of 21.77% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Variable Series Funds Inc


Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
    Chairman
WILLIAM R. HUTCHINSON
RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN, CFA
    President and Chief Executive Officer
ANDREW B. SHOUP*
    Senior Vice President,
     Chief Administrative Officer
    and Treasurer
ALAN J. BLAKE
    Executive Vice President
JAMES E. CRAIGE, CFA
    Executive Vice President
JOHN B. CUNNINGHAM, CFA
    Executive Vice President
JOHN G. GOODE
    Executive Vice President
PETER J. HABLE
    Executive Vice President
ROGER M. LAVAN, CFA
    Executive Vice President
BETH A. SEMMEL, CFA
    Executive Vice President
PETER J. WILBY, CFA
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
ANDREW BEAGLEY
    Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
    Controller
ROBERT I. FRENKEL
    Secretary and Chief Legal Officer


--------
* Elected Treasurer as of January 20, 2004.
Investment Manager
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

Custodian
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

Legal Counsel
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

Independent Auditors
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Salomon Brothers Variable Series Funds Inc
Salomon Brothers Variable Total Return Fund
The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.


                                ----------------
                                    SALOMON
                                ----------------
                                    BROTHERS
                                ----------------
                                Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022
                                                                        04-6105

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William
         R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a) Audit Fees for Salomon Brothers Variable Series Funds Inc were $199,318 and $166,500 for the years ended 12/31/03 and 12/31/02, respectively. These amounts represent aggregate fees paid to the Accountant in connection with the annual audit of the Salomon Brothers Variable Series Funds Inc's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

    (b) Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/03 and 12/31/02.

         In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc ("service affiliates"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

    (c) Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,300 and $25,200 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

         There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

    (d) There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/03 and 12/31/02.

         All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

    (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

         The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
         (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
         (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    (f)  N/A

    (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

    (h) Yes. The Salomon Brothers Variable Series Funds Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Salomon Brothers Variable Series Funds Inc

Date: March 10, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Salomon Brothers Variable Series Funds Inc

Date: March 10, 2004

By:   /s/ Andrew B. Shoup
      Andrew B. Shoup
      Chief Administrative Officer of
      Salomon Brothers Variable Series Funds Inc

Date: March 10, 2004